SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549



                           FORM 8-K



                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report                                January 22, 2002
(Date of earliest event reported)            (January 22, 2002)


                HEARTLAND FINANCIAL, USA, INC.
    (Exact name of Registrant as specified in its charter)


                           Delaware
        (State or other jurisdiction of incorporation)


       0-24724                               42-1405748
(Commission File Number)                  (I.R.S. Employer
                                     Identification Number)


1398 Central Avenue, Dubuque, Iowa                    52001
(Address of principal executive offices)          (Zip Code)


                        (563) 589-2100
     (Registrant's telephone number, including area code)

Item 5.  Other Information

On January 22, 2002, Heartland Financial USA, Inc. issued a press release announcing its earnings for the quarter ending December
31, 2001.  The press release is attached hereto as Exhibit 99.

At its regular board meeting held on January 15, 2002, Heartland Financial USA, Inc. appointed Thomas L. Flynn a director. Mr. Flynn, who is president of Flynn Ready-Mix Concrete and an Iowa state senator, is also a member of the board of directors of Dubuque Bank and Trust Company, Heartland's lead bank. Mr. Flynn's appointment fills a vacancy created last June by the death of long-time board member Evangeline K. Jansen. At Heartland's annual stockholders meeting in May, Mr. Flynn will stand for election to a full term.

Additionally, at this same board meeting, Gregory R. Miller resigned as a director of Heartland. Mr. Miller had served on the board since 1987, and his term was due to expire in 2004.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          None.

     (c)  EXHIBITS.

          99  Press Release dated January 22, 2002.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEARTLAND FINANCIAL USA, INC.



Dated:  January 22, 2002      By:/s/ John K. Schmidt
                                ---------------------------
                                John K. Schmidt
                                Executive Vice President
                                and Chief Financial Officer